                                                                    EXHIBIT 10.5








                              MEDAPHIS CORPORATION

                NON-EMPLOYEE DIRECTOR DEFERRED STOCK CREDIT PLAN

                              MEDAPHIS CORPORATION
                NON-EMPLOYEE DIRECTOR DEFERRED STOCK CREDIT PLAN

         MEDAPHIS CORPORATION, a Delaware corporation (the "Company"), hereby adopts the Medaphis Corporation Non-Employee Director Deferred Stock Credit Plan for the purpose of providing an incentive to certain of its directors to encourage them to devote their abilities to the success of the Company's business. It is intended that this purpose be achieved by extending to Eligible Directors (as herein defined) of the Company long-term incentive for high levels of performance through participation in this plan.

                                    SECTION I
                                   DEFINITIONS

         Whenever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise, and the following words and phrases shall, when used herein, have the meanings set forth below:

         A. "Account" means the bookkeeping accounts established and maintained by the Plan Administrator to reflect a Member's interest under the Plan.

         B. "Accrued Benefit" means the balance of a Member's Account.

         C. "Beneficiary" means the person that a Member designated most recently in writing to the Plan Administrator; provided, however, that if the Member has failed to make a designation, no person designated is alive, no trust has been established, or no successor Beneficiary has been designated who is alive, the term Beneficiary means (a) the member's spouse or (b) if no spouse is alive, the Member's surviving children, or (c) if no children are alive, the Member's parent or parents, or (d) if no parent is alive, the legal representative of the deceased Member's estate.

         D. "Change in Capitalization" means any increase or reduction in the number of shares of Company Stock, or any change (including, but not limited to, a change in value) in the shares of Company Stock or exchange of shares of Company Stock for a different number or kind of shares or other securities of the Company, by reason of a stock dividend, stock split, combination or exchange of shares, reclassification, recapitalization, merger, consolidation, reorganization, or the distribution of property of the corporation (including interests in subsidiaries) to shareholders of record pursuant to spin-offs, split-ups, the issuance of warrants or other rights or debentures, or extraordinary dividends, or otherwise.

         E. "Board of Directors" means the Board of Directors of the Company.

         F. "Code" means the Internal Revenue Code of 1986, as amended.

         G. "Company Stock" means the common stock, par value $.01 per share, of the Company.

         H.   "Director" means a member of the Board of Directors.

         I.   "Effective Date" means November 19, 1997.

         J. "Eligible Director" means any person who is not a common law employee of the Company or any of its affiliates.

         K. "Fair Market Value" means the average closing price, for the five business days prior to the date for which the determination is being made, of a share of Company Stock on the principal national securities exchange on which such shares are listed or in the event such shares are not listed, the value established by the Plan Administrator in good faith.

         L. "Member" means any Eligible Director or former Eligible Director who has become a participant in the Plan, for so long as such director's benefits hereunder have not been distributed.

         M. "Plan" means the Medaphis Corporation Non-Employee Director Deferred Stock Credit Plan.

         N. "Plan Administrator" means the organization or person designated by the Company to administer the Plan or, in the absence of any such designation, the Company.

                                   SECTION II.
                                   ELIGIBILITY

         An Eligible Director will become a Member after completing a Plan election form (in the form prescribed by the Plan Administrator) and returning this form to the Plan Administrator.

                                  SECTION III.
                               DEFERRAL ELECTIONS

         3.1 A Member who is an Eligible Director may elect to defer under the Plan a whole number percentage, in 25 percent increments, of the committee, meeting and annual retainer fees otherwise payable to him during the Member's current term as a Director. The deferrals under this Section 3.1 will be computed by reference to the percentage election specified on the Member's completed election form.

         3.2 (a) All elections are effective as of the first day of the Member's current term as a Director provided the Member has completed an election form prior to the start of such term. Once made, a Member cannot modify his elections during the current term.

              (b) Notwithstanding the foregoing Subsection (a), for initial elections under the Plan effective as of the Effective Date, all elections to participate will be effective as of the Effective Date, provided the Member's election form has been completed and returned to the Plan Administrator within 30 days following the Effective Date.

              (c) Notwithstanding the foregoing subsection (a), elections for a newly elected or appointed Director may be returned to the Plan Administrator at any time prior to the date that is 30 days after the date on which such Director's term begins. Any such election shall be effective as of the start of such newly elected or appointed Director's term.

              (d) Notwithstanding the foregoing subsection (a), elections for a Director that becomes an Eligible Director by virtue of such Director ceasing to be a common law employee of the Company may be returned to the Plan Administrator at any time prior to the date that is 30 days after the date on which such Director ceases to be a common law employee of the Company. Any such election shall be effective as of the first day such Director becomes an Eligible Director and becomes entitled to any committee, meeting or annual retainer fees.

         (e) Elections to participate in the Plan are effective for current term during which an electing Member serves as a Director. In the event that the Member is elected or appointed to an additional term as Director and such Member wishes to participate in the Plan in such new term, the Director must, in accordance with Subsection (a), complete a new election form and return it to the Plan Administrator prior to the start of the Director's new term.

                                   SECTION IV.
                               CREDITING ACCOUNTS

         4.1 The Company will credit amounts deferred under Plan Section 3 to the Member's Account as of the date the related committee, meeting or retainer fees are otherwise payable by the Company to the Member. Each Member's Account will be credited with a hypothetical number of shares (and fractional shares) of Company Stock equal to the quotient obtained by dividing (i) the product of the amount of any committee, meeting or retainer fees otherwise payable by the Company to such Member times the electing Member's percentage deferral reflected on such Member's election form, by (ii) the Fair Market Value of a share of Company Stock as of the first business day of the month that includes the date on which such fees are otherwise payable.

         4.2 In the event of a Change in Capitalization, the Plan
Administrator will adjust the number and kind of shares of Company Stock hypothetically credited to a Member's Account under Section 4.1 in the same manner as a share of Common Stock is adjusted. In the event that the Change of Capitalization involves the issuance of cash, securities or property to the holders of Common Stock of record, an amount equivalent to the cash and the fair market value of the property and securities distributed with respect to a share of Common Stock will be credited to each Member's Account for each hypothetical share of Common Stock held in the Member's Account as of the record date for such distribution. All such amounts shall be hypothetically invested in additional shares of Common Stock as of the date of such distribution.

                                    SECTION V
                                 DEATH BENEFITS

         5.1 Upon the death of a Member who dies prior to the date on which he is entitled to the commencement of payments of his Account, the Member's Beneficiary shall be entitled to the full value of the Member's Account in a lump sum in cash.

         5.2 Upon the death of a Member who is no longer a Director, but prior to the complete payment of his Account, the Member's Beneficiary shall be entitled to receive the entire unpaid portion of the Member's Account in a lump sum in cash.

         5.3 If, subsequent to the death of a Member, the Member's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection (a), (b) or (c) of the Plan Section containing the definition of the term "Beneficiary" shall generally be entitled to receive benefits under the Plan. However, if the deceased Beneficiary was the Member's spouse at the time of the Member's death, or if no successor Beneficiary shall have been designated by the Member and be alive and no Beneficiary listed under Subsection (a), (b) or (c) of the Plan Section containing the definition of the term "Beneficiary" shall be alive, the Member's unpaid Accrued Benefit shall be paid to the personal representative of the deceased Beneficiary's estate.

         5.4 Any benefit payable under this Section shall be paid in accordance with and subject to the provisions of Plan Section 5 after receipt by the Plan Administrator of notice of the death of the Member.

                                   SECTION VI
                               PAYMENT OF BENEFITS

         6.1 As soon as practical after a Member's ceasing to a Director, the value of such Member's Accrued Benefit will be distributed in accordance with this Section VI.

         6.2 Payment of a Member's Accrued Benefit will be made in one of the following forms, as elected by the Member in accordance with the provisions of
Section 6.2 hereof:

              (a) one lump sum payment in cash equal to the number of shares of Company Stock that has been credited to such Member's Account multiplied by the Fair Market

         Value of a share of Company Stock determined as of the first business day of the month in which such distribution is to be made; or

              (b) ten (10) annual installment payments, with the first such payment being made as soon as reasonably practical following the date the Member ceases to be a Director. The amount of each installment payment made to a Member shall be equal to the product of (i) (1) the number of hypothetical shares of Company Stock credited to the Member's Account as of the first business day of the month in which the installment payment is being made, divided by (2) the number of installment payments remaining to be made to such Member, times (ii) the Fair Market Value of one share of Company Stock as of the first business day of the month in which an installment payment is made. The number of shares of Company Stock held in a Member's Account will be reduced by the number of shares determined under clause (i) of the immediately preceding sentence.

         6.3  A Member shall elect one of the forms of payment set forth in
Section 6.2 at the time of his initial enrollment in the Plan. Any such election may be changed by the Director, provided, that no such change may be effective prior to the date which is one (1) year following the date that the Member delivers such change to the Plan Administrator in the form and manner prescribed by the Plan Administrator.

                                   SECTION VII
                           ADMINISTRATION OF THE PLAN

         7.1 Operation of the Plan Administrator. The Company shall be the Plan Administrator, unless it appoints another Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing a person who may act on behalf of the Plan Administrator. The Company shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice or resignation to the Company. Upon removal or resignation, or in the event of the dissolution of the Plan Administrator, the Company shall appoint a successor.

         7.2  Duties of the Plan Administrator.

              (a) The Plan Administrator shall perform any act which the Plan authorizes or requires of the Plan Administrator by action taken in compliance with the Plan and may designate in writing other persons to carry out its duties under the Plan. The Plan Administrator may employ persons to render advice with regard to any of the Plan Administrator's duties.

              (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Member or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Members and Beneficiaries, subject to the provisions of the Plan and subject to applicable law.

              (c) The statement of specific duties for a Plan Administrator in this Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or under applicable law.

         7.3 Action under the Plan. Any action to be taken by the Company shall be taken by resolution or written direction duly adopted by its board of directors or appropriate governing body, as the case may be; provided, however, that by such resolution or written direction, the board of directors or appropriate governing body, as the case may be, may delegate to any officer or other appropriate person of the Company the authority to take any such actions as may be specified in such resolution or written direction, other than the power to amend, modify or terminate the Plan or to determine the basis of any payment obligations of the Company.

                                  SECTION VIII
                  LIMITATION OF ASSIGNMENT, PAYMENTS TO LEGALLY
                 INCOMPETENT DISTRIBUTEE AND UNCLAIMED PAYMENTS

         8.1 No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law.

         8.2 If any person who shall be entitled to any benefit under the Plan shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge such benefit under the Plan, then the payment of any such benefit in the event a Member or Beneficiary is entitled to payment shall, in the discretion of the Plan Administrator, cease and terminate and in that event the Plan Administrator shall apply the same for the benefit of such person, his spouse, children, other dependents or any of them in such manner and in such proportion as the Plan Administrator shall determine.

         8.3 Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

         8.4 Whenever the Plan Administrator cannot, within a reasonable time after payments are to commence, locate any person to or for the benefit of whom such payments are to be made, after making a reasonable effort to locate such person, the Plan Administrator may direct that the payment and any remaining payments otherwise due to the Member be cancelled on the records of the Plan, except that in the event the Member later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the Company shall re-credit the Member's account and provide for payment of the re-credited amount to the Member as soon as administratively feasible.

                                   SECTION IX
                              LIMITATION OF RIGHTS

         Membership in the Plan shall not give any Eligible Director any right or claim except to the extent that such right is specifically fixed under the terms of the Plan.

                                    SECTION X
                     AMENDMENT TO OR TERMINATION OF THE PLAN

         The Company reserves the right at any time to modify or amend or terminate the Plan. No such modifications or amendments shall have the effect of retroactively changing or depriving Members or Beneficiaries of benefits already accrued under the Plan.

                                   SECTION XI
                                  MISCELLANEOUS

         11.1 All payments provided under the Plan shall be paid from the Company's general assets and no separate fund shall be established to secure payment. Notwithstanding the foregoing, the Company may establish a grantor trust for the purpose of helping to defray the obligations under the Plan and to the extent that any payment is made from any such trust to a Member or Beneficiary, such payment will be in satisfaction of the Company's obligations hereunder.

         11.2 The Company has discretionary authority to interpret the provisions of this Agreement and all such determinations shall be final and binding.

         11.3 To the extent not preempted by applicable federal law, the Plan shall be governed by and construed in accordance with the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Company has executed this document effective as of the 19th day of November, 1997.

                                         MEDAPHIS CORPORATION

                                         By:/s/ David E. McDowell
                                            ------------------------------------
                                            David E. McDowell
                                            Chairman and Chief Executive Officer

[CORPORATE SEAL]

ATTEST:

By:/s/ Randolph L. M. Hutto
   ------------------------
   Randolph L. M. Hutto
   Secretary